NATIONWIDE

VARIABLE

ACCOUNT-11

Annual Report

to

Contract Owners

December 31, 2017

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and subsidiaries and

Contract Owners of Nationwide Variable Account-11:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide Variable Account-11 (comprised of the sub-accounts listed in the Appendix, (collectively, “the Accounts”)), as of December 31, 2017, and the related statements of operations for the year then ended indicated in the Appendix, the statements of changes in contract owners’ equity for each of the years in the two-year period then ended indicated in the Appendix, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2017, the results of their operations for the year then ended, the changes in contract owners’ equity for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company and subsidiaries separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company and subsidiaries separate account investment companies since at least 1981.

Columbus, Ohio

March 16, 2018

Appendix

We have audited the following sub-accounts’ Statements of Operations for the year ended December 31, 2017 and Statements of Changes in Contract Owners’ Equity for each of the years in the two-year period ended December 31, 2017.

FEDERATED INVESTORS

Managed Tail Risk Fund II - Primary Shares (FVCA2P)

Managed Volatility Fund II (FVU2)

Fund for US Government Securities II (FVUS2)

High Income Bond Fund II - Primary Shares (FHIB)

Kaufmann Fund II - Primary Shares (FVK2)

Federated Insurance Series - Federated Government Money Fund II: Service Shares (FVMM2)

Quality Bond Fund II - Primary Shares (FQB)

NATIONWIDE VARIABLE ACCOUNT-11

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2017

Assets:
Investments at fair value:
Managed Tail Risk Fund II - Primary Shares (FVCA2P)
205,724 shares (cost $1,208,961)	$1,080,052
Managed Volatility Fund II (FVU2)
88,687 shares (cost $841,700)	957,822
Fund for US Government Securities II (FVUS2)
7,730 shares (cost $85,423)	82,945
High Income Bond Fund II - Primary Shares (FHIB)
55,526 shares (cost $372,198)	378,686
Kaufmann Fund II - Primary Shares (FVK2)
63,343 shares (cost $1,014,157)	1,213,661
Federated Insurance Series - Federated Government Money Fund II: Service Shares (FVMM2)
244,543 shares (cost $244,543)	244,543
Quality Bond Fund II - Primary Shares (FQB)
23,795 shares (cost $267,494)	262,936

Total Investments	$4,220,645

Other Accounts Payable	(65)

$4,220,580

Contract Owners’ Equity:
Accumulation units	4,220,580

Total Contract Owners’ Equity (note 5)	$4,220,580

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-11

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

Investment Activity:	Total	FVCA2P	FVU2	FVUS2	FHIB	FVK2	FVMM2	FQB
Reinvested dividends	$91,521	18,601	35,272	2,785	25,110	-	771	8,982
Mortality and expense risk charges (note 2)	(46,721)	(12,264)	(9,897)	(1,219)	(4,429)	(12,777)	(2,694)	(3,441)

Net investment income (loss)	44,800	6,337	25,375	1,566	20,681	(12,777)	(1,923)	5,541

Realized gain (loss) on investments	946	(31,011)	8,701	(2,899)	386	25,820	-	(51)
Change in unrealized gain (loss) on investments	372,838	126,874	106,493	2,197	(223)	135,511	-	1,986

Net gain (loss) on investments	373,784	95,863	115,194	(702)	163	161,331	-	1,935

Reinvested capital gains	117,951	-	-	-	-	117,951	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$536,535	102,200	140,569	864	20,844	266,505	(1,923)	7,476

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-11

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2017 and 2016

	Total		FVCA2P		FVU2		FVUS2
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$44,800	57,526	6,337	8,738	25,375	36,981	1,566	1,514
Realized gain (loss) on investments	946	8,876	(31,011)	(30,788)	8,701	9,823	(2,899)	(289)
Change in unrealized gain (loss) on investments	372,838	(82,604)	126,874	(46,803)	106,493	5,918	2,197	(801)
Reinvested capital gains	117,951	72,386	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	536,535	56,184	102,200	(68,853)	140,569	52,722	864	424

Equity transactions:
Purchase payments received from contract owners (note 2 and 3)	-	20,620	-	-	-	4,124	-	-
Transfers between funds	-	-	1,175	5,660	1,004	389	852	(1,632)
Redemptions (note 3)	(373,484)	(528,562)	(158,242)	(126,212)	(44,677)	(174,766)	(38,146)	(3,198)
Annuity benefits	-	-	-	-	-	-	-	-
Contract maintenance charges (note 2)	(680)	(680)	(269)	(276)	(148)	(140)	(22)	(24)
Contingent deferred sales charges (note 2)	-	-	-	-	-	-	-	-
Adjustments to maintain reserves	(189)	(119)	(45)	(32)	(52)	4	(18)	(25)

Net equity transactions	(374,353)	(508,741)	(157,381)	(120,860)	(43,873)	(170,389)	(37,334)	(4,879)

Net change in contract owners’ equity	162,182	(452,557)	(55,181)	(189,713)	96,696	(117,667)	(36,470)	(4,455)
Contract owners’ equity beginning of period	4,058,398	4,510,955	1,135,210	1,324,923	861,100	978,767	119,404	123,859

Contract owners’ equity end of period	$4,220,580	4,058,398	1,080,029	1,135,210	957,796	861,100	82,934	119,404

CHANGES IN UNITS:
Beginning units	240,240	273,253	93,144	102,702	41,037	49,604	8,633	8,986
Units purchased	927	1,372	94	475	155	244	61	-
Units redeemed	(24,593)	(34,385)	(12,399)	(10,033)	(2,101)	(8,811)	(2,768)	(353)

Ending units	216,574	240,240	80,839	93,144	39,091	41,037	5,926	8,633

NATIONWIDE VARIABLE ACCOUNT-11

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2017 and 2016

	FHIB		FVK2		FVMM2		FQB
	2017	2016	2017	2016	2017	2016	2017	2016
Investment activity:
Net investment income (loss)	$20,681	18,309	(12,777)	(11,324)	(1,923)	(3,328)	5,541	6,636
Realized gain (loss) on investments	386	(2,432)	25,820	32,464	-	-	(51)	98
Change in unrealized gain (loss) on investments	(223)	29,646	135,511	(71,016)	-	-	1,986	452
Reinvested capital gains	-	-	117,951	72,386	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	20,844	45,523	266,505	22,510	(1,923)	(3,328)	7,476	7,186

Equity transactions:
Purchase payments received from contract owners (note 2 and 3)	-	-	-	16,496	-	-	-	-
Transfers between funds	3,355	(1,391)	5,466	(1,761)	(14,471)	(680)	2,619	(585)
Redemptions (note 3)	(15,422)	(23,164)	(80,170)	(88,538)	(6,825)	(107,320)	(30,002)	(5,364)
Annuity benefits	-	-	-	-	-	-	-	-
Contract maintenance charges (note 2)	(32)	(32)	(94)	(87)	(91)	(96)	(24)	(25)
Contingent deferred sales charges (note 2)	-	-	-	-	-	-	-	-
Adjustments to maintain reserves	(61)	4	7	(40)	(8)	(16)	(12)	(14)

Net equity transactions	(12,160)	(24,583)	(74,791)	(73,930)	(21,395)	(108,112)	(27,419)	(5,988)

Net change in contract owners’ equity	8,684	20,940	191,714	(51,420)	(23,318)	(111,440)	(19,943)	1,198
Contract owners’ equity beginning of period	369,970	349,030	1,021,967	1,073,387	267,873	379,313	282,874	281,676

Contract owners’ equity end of period	$378,654	369,970	1,213,681	1,021,967	244,555	267,873	262,931	282,874

CHANGES IN UNITS:
Beginning units	14,771	15,818	38,274	41,123	26,496	36,761	17,885	18,259
Units purchased	136	-	234	651	86	-	161	2
Units redeemed	(605)	(1,047)	(2,653)	(3,500)	(2,244)	(10,265)	(1,823)	(376)

Ending units	14,302	14,771	35,855	38,274	24,338	26,496	16,223	17,885

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-11

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide Variable Account-11 (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on December 15, 1999 and commenced operations on August 2, 2002. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies.

The Company offers Individual Deferred Variable Annuity Contracts through the Separate Account.

(b) The Contracts

The Separate Account offers variable annuity insurance benefits intended to serve the long-term saving needs of investors. Contract features are described in the applicable prospectus.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

FEDERATED INVESTORS

Managed Tail Risk Fund II - Primary Shares (FVCA2P)

Managed Volatility Fund II (FVU2)

Fund for US Government Securities II (FVUS2)

High Income Bond Fund II - Primary Shares (FHIB)

Kaufmann Fund II - Primary Shares (FVK2)

Federated Insurance Series - Federated Government Money Fund II: Service Shares (FVMM2)

Quality Bond Fund II - Primary Shares (FQB)

The Contract Owners’ Equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2017 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NATIONWIDE VARIABLE ACCOUNT-11 NOTES TO FINANCIAL STATEMENTS

(f) Recently Issued Accounting Standards

There are no recently issued accounting standards applicable to the Separate Account.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosure.

(h) Securities and Exchange Commission Regulations

On October 13, 2016, the Securities and Exchange Commission amended Regulation S-X, which requires standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. Management has incorporated the changes necessary to the financial statements and disclosures.

(2) Expenses

The Separate Account assesses charges associated with the contract. These charges are assessed as a direct reduction in unit values, through a redemption of units from the subaccounts contained within the Separate Account, or as a deduction from purchase payments before applying them to the contract. The assessment of charges varies based on the contract and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each contract are described in detail in the applicable prospectus. Maximum variable account charges for contracts offered through the Separate Account range from 1.35% to 1.75%.

Contract Charges
Recurring Variable Account Charges - assessed through a reduction in unit values	Equal, on an annualized basis, to 0.80% - 1.20% of the daily value of the allocations to the underlying fund options
Contract Maintenance Charge - assessed through a redemption in unit values	Up to $40 annually
Contingent Deferred Sales Charge - assessed on the amount of purchase payment surrendered	0.00% - 7.00%
Maximum Contingent Deferred Sales Charge Period	7 years
Maximum Sales Charge - deducted from purchase payments before applying them to the contract	5.50%
Withdrawal Sales Charge - deducted from purchase payments in excess of $1,000,000 that are withdrawn within 12 months of deposit	0.50%
Rider Charges - annualized and assessed through either a reduction in unit value or the redemption of units
Greater of One-Year or 5% Enhanced Death Benefit Option	0.15%
Beneficiary Protection Option	0.40%

The following table provides variable account charges by asset fee rates for the period ended December 31, 2017.

	Total	FVCA2P	FVU2	FVUS2	FHIB	FVK2	FVMM2	FQB

0.80%	$10,163	$2,773	$2,790	$23	$582	$2,929	$1,016	$50
0.95%	1,474	544	261	-	-	654	15	-
1.20%	16,945	4,369	3,131	611	2,161	4,419	519	1,735
1.35%	15,000	3,857	3,303	585	1,686	3,030	883	1,656
1.75%	3,139	721	412	-	-	1,745	261	-

Totals	$46,721	$12,264	$9,897	$1,219	$4,429	$12,777	$2,694	$3,441

(3) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Separate Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Separate Account at the direction of the contract owner. For the years ended December 31, 2017 and 2016, total transfers to the Separate Account from the fixed account were $0 and $20,620, respectively, and total transfers from the Separate Account to the fixed account were $0 and $0, respectively. Transfers from the Separate Account to the fixed account are included in redemptions, and transfers to the Separate Account from the fixed account and subsequent gain or loss are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

For guaranteed minimum death benefits, the Company contributed $0 and $0 to the Separate Account in the form of additional premium to contract owner accounts for the years ended December 31, 2017 and 2016, respectively. These amounts are included in purchase payments received from contract owners and are credited at time of annuitant death.

NATIONWIDE VARIABLE ACCOUNT-11 NOTES TO FINANCIAL STATEMENTS

(4) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•	Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•	Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

•	Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Separate Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2017.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$4,220,645	$-	$-	$4,220,645

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2017 are as follows:

	Purchase of Investments	Sales of Investments
Managed Tail Risk Fund II - Primary Shares (FVCA2P)	$19,267	$170,311
Managed Volatility Fund II (FVU2)	38,646	57,163
Fund for US Government Securities II (FVUS2)	3,631	39,418
High Income Bond Fund II - Primary Shares (FHIB)	28,015	19,479
Kaufmann Fund II - Primary Shares (FVK2)	124,718	94,388
Federated Insurance Series - Federated Government Money Fund II: Service Shares (FVMM2)	1,582	24,943
Quality Bond Fund II - Primary Shares (FQB)	11,344	33,247

	$227,203	$438,949

(5) Financial Highlights

The Company offers several variable annuity products through the Separate Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2017, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2017. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented.

NATIONWIDE VARIABLE ACCOUNT-11 NOTES TO FINANCIAL STATEMENTS

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Managed Tail Risk Fund II - Primary Shares (FVCA2P)
2017	0.80%	to	1.75%	80,839	$14.06	to	$12.11	$1,080,029	1.70%	10.06%	to	9.01%
2016	0.80%	to	1.75%	93,144	12.78	to	11.10	1,135,210	1.83%	-4.96%	to	-5.87%
2015	0.80%	to	1.75%	102,702	13.44	to	11.80	1,324,923	1.78%	-7.04%	to	-7.93%
2014	0.80%	to	1.75%	123,109	14.46	to	12.81	1,711,457	2.00%	-1.76%	to	-2.70%
2013	0.80%	to	1.75%	168,162	14.72	to	13.17	2,379,430	1.02%	15.52%	to	14.41%
Managed Volatility Fund II (FVU2)
2017	0.80%	to	1.75%	39,091	25.68	to	22.10	957,796	3.89%	17.17%	to	16.05%
2016	0.80%	to	1.75%	41,037	21.92	to	19.05	861,100	5.15%	6.83%	to	5.81%
2015	0.80%	to	1.75%	49,604	20.51	to	18.00	978,767	4.51%	-8.30%	to	-9.18%
2014	0.80%	to	1.75%	56,061	22.37	to	19.82	1,208,694	3.98%	3.08%	to	2.09%
2013	0.80%	to	1.75%	82,712	21.70	to	19.41	1,726,192	2.94%	20.77%	to	19.61%
Fund for US Government Securities II (FVUS2)
2017	0.80%	to	1.35%	5,926	15.00	to	13.75	82,934	2.86%	1.11%	to	0.55%
2016	0.80%	to	1.35%	8,633	14.83	to	13.68	119,404	2.49%	0.80%	to	0.24%
2015	0.80%	to	1.35%	8,986	14.71	to	13.64	123,859	2.73%	-0.29%	to	-0.84%
2014	0.80%	to	1.35%	9,438	14.76	to	13.76	131,058	3.22%	3.78%	to	3.21%
2013	0.80%	to	1.35%	11,695	14.22	to	13.33	158,338	3.31%	-2.83%	to	-3.37%
High Income Bond Fund II - Primary Shares (FHIB)
2017	0.80%	to	1.35%	14,302	28.08	to	25.75	378,654	6.64%	6.09%	to	5.50%
2016	0.80%	to	1.35%	14,771	26.47	to	24.41	369,970	6.25%	13.90%	to	13.27%
2015	0.80%	to	1.35%	15,818	23.24	to	21.55	349,030	6.09%	-3.35%	to	-3.89%
2014	0.80%	to	1.75%	20,886	24.05	to	21.31	476,413	7.18%	1.87%	to	0.89%
2013	0.80%	to	1.75%	32,117	23.61	to	21.12	722,587	7.05%	6.13%	to	5.12%
Kaufmann Fund II - Primary Shares (FVK2)
2017	0.80%	to	1.75%	35,855	35.72	to	30.75	1,213,681	0.00%	27.31%	to	26.09%
2016	0.80%	to	1.75%	38,274	28.06	to	24.38	1,021,967	0.00%	2.83%	to	1.85%
2015	0.80%	to	1.75%	41,123	27.28	to	23.94	1,073,387	0.00%	5.52%	to	4.51%
2014	0.80%	to	1.75%	52,818	25.85	to	22.91	1,303,436	0.00%	8.84%	to	7.79%
2013	0.80%	to	1.75%	75,033	23.76	to	21.25	1,702,934	0.00%	39.00%	to	37.67%
Federated Insurance Series - Federated Government Money Fund II: Service Shares (FVMM2)
2017	0.80%	to	1.75%	24,338	10.49	to	9.03	244,555	0.31%	-0.49%	to	-1.44%
2016	0.80%	to	1.75%	26,496	10.54	to	9.16	267,873	0.00%	-0.80%	to	-1.75%
2015	0.80%	to	1.75%	36,761	10.62	to	9.32	379,313	0.00%	-0.80%	to	-1.75%
2014	0.80%	to	1.75%	54,240	10.71	to	9.49	558,835	0.00%	-0.80%	to	-1.75%
2013	0.80%	to	1.75%	72,849	10.79	to	9.66	756,974	0.00%	-0.80%	to	-1.75%
Quality Bond Fund II - Primary Shares (FQB)
2017	0.80%	to	1.35%	16,223	17.43	to	15.98	262,931	3.29%	3.21%	to	2.63%
2016	0.80%	to	1.35%	17,885	16.89	to	15.57	282,874	3.56%	3.00%	to	2.43%
2015	0.80%	to	1.35%	18,259	16.40	to	15.21	281,676	4.06%	-1.04%	to	-1.59%
2014	0.80%	to	1.35%	26,073	16.57	to	15.45	408,710	3.74%	2.96%	to	2.39%
2013	0.80%	to	1.35%	30,613	16.09	to	15.09	468,408	4.39%	0.23%	to	-0.33%

2017	Contract Owners’ Equity:								$4,220,580
2016	Contract Owners’ Equity:								$4,058,398
2015	Contract Owners’ Equity:								$4,510,955
2014	Contract Owners’ Equity:								$5,798,603
2013	Contract Owners’ Equity:								$7,914,863
*	This represents the range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both, during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.